SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2003

                             Northwest Bancorp, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Federal                         0-23817                 23-2900888
(State or Other Jurisdiction       (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


301 Second Avenue, Warren, Pennsylvania                            16365
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (814) 726-2140



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On August 31, 2003, Northwest Bancorp, Inc. completed its acquisition of First Bell Bancorp, Inc. ("First Bell Bancorp") and its wholly-owned subsidiary, Bell Federal Savings and Loan Association of Bellevue. As part of the acquisition, First Bell Bancorp's stockholders received $26.25 per share for each share of common stock issued and outstanding. The press release announcing the completion of the acquisition is attached as an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

         The following Exhibits are filed as part of this report:

         Exhibit No.                                 Description

            99.1                          Press Release dated September 2, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               NORTHWEST BANCORP, INC.



DATE: September 2, 2003                    By: /s/ William W. Harvey, Jr.
                                               ---------------------------------
                                               William W. Harvey, Jr.
                                               (Duly Authorized Representative)

                                  EXHIBIT INDEX

The following Exhibit is filed as part of this report:

         Exhibit No.                                 Description

            99.1                          Press Release dated September 2, 2003